Exhibit 10.2

TAX RECEIVABLE AGREEMENT AMENDMENT

This Tax Receivable Agreement Amendment (the “Agreement”) is entered into as of August 10, 2021, by and among Vine Energy Inc., a Delaware corporation (including any successor corporation, the “Corporate Taxpayer”) and each of the TRA Parties that are a party hereto.

RECITALS

WHEREAS, the Corporate Taxpayer and the TRA Parties entered into that certain Tax Receivable Agreement, dated as of March 17, 2021 (the “TRA”);

WHEREAS, concurrent with the execution and delivery of this Agreement, the Corporate Taxpayer, Chesapeake Energy Corporation, an Oklahoma corporation (“Parent”), Hannibal Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent, Hannibal Merger Sub, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent, and Vine Energy Holdings, LLC, a Delaware limited liability company, entered into that certain Agreement and Plan of Merger, dated as of August 10, 2021 (the “Merger Agreement”);

WHEREAS, Article IV of the TRA provides for an Early Termination Payment in the event of a Change of Control, and the consummation of the transactions contemplated by the Merger Agreement will give rise to a Change of Control (such Change of Control, the “MA Change of Control”); and

WHEREAS, pursuant to Section 7.6(b) of the TRA, the parties desire to amend the TRA pursuant to its terms to provide that the TRA will terminate in its entirety upon the consummation of the MA Change of Control and no party shall have any obligations under the TRA in connection with such MA Change of Control or arising thereafter, including any obligation of the Corporate Taxpayer to make any Early Termination Payment in connection therewith.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and for other valuable consideration (including the consideration provided under the Merger Agreement), the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.    Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the TRA. To the extent there is a conflict or inconsistency between the terms of this Agreement and the terms of the TRA (prior to giving effect to this Agreement), the terms of this Agreement shall govern and control.

ARTICLE II

TRA TERMINATION

Section 2.01.    TRA Termination. The parties agree that the consummation of the transactions contemplated by the Merger Agreement will give rise to an MA Change of Control. Furthermore, the parties agree that the TRA shall be terminated in its entirety as a result of and upon the consummation of the MA Change of Control and, no party shall have any further obligations under the TRA other than those obligations set forth in this Agreement, including any obligations of the Corporate Taxpayer to make any Early Termination Payment or other payment to the TRA Parties in connection with the MA Change of Control or otherwise thereafter pursuant to the TRA, and each of the TRA Parties hereby releases, remises and forever discharges the Corporate Taxpayer, its Affiliates and their respective shareholders, directors, officers and employees from any such obligations under the TRA.

ARTICLE III

AGREEMENT TERMINATION

Section 3.01.    Agreement Termination. This Agreement automatically shall terminate and be of no force and effect upon the earlier of (i) the termination of the Merger Agreement pursuant to its terms, (ii) an amendment to the Merger Agreement that (A) reduces the Merger Consideration (as such term is defined in the Merger Agreement), on a per share Class A Share basis, or (B) changes the form of consideration payable in the First Merger (as such term is defined in the Merger Agreement) to the holders of Class A Shares and (iii) a Change of Control shall occur other than an MA Change of Control. For the avoidance of doubt, the termination of this Agreement shall not constitute a termination of the TRA and upon a termination of this Agreement pursuant to the preceding sentence the TRA shall continue in full force and effect in accordance with its terms as if this Agreement had never been executed and delivered.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CORPORATE TAXPAYER

Section 4.01.    Representations and Warranties of the Corporate Taxpayer. The Corporate Taxpayer represents and warrants to the other parties hereto as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a)    Authorization of Transaction. The Corporate Taxpayer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Corporate Taxpayer of this Agreement and the performance by the Corporate Taxpayer of this Agreement and the consummation by the Corporate Taxpayer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Corporate Taxpayer. This Agreement has been duly and validly executed and delivered by the Corporate Taxpayer and constitutes a valid and binding obligation of the Corporate Taxpayer, enforceable against the Corporate Taxpayer in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

(b)    Non-contravention. Neither the execution and delivery by the Corporate Taxpayer of this Agreement, nor the consummation by the Corporate Taxpayer of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of the Corporate Taxpayer, (ii) require on the part of the Corporate Taxpayer any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Corporate Taxpayer or any of its properties or assets.

(c)    No Additional Representations. The Corporate Taxpayer acknowledges that no person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the TRA Parties furnished or made available to the Corporate Taxpayer and its representatives except as expressly set forth in this Agreement, the Merger Agreement or any Merger Support Agreement (as defined in the Merger Agreement).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE TRA PARTIES

Section 5.01.    Representations and Warranties of the TRA Parties. Each TRA Party represents and warrants to the other parties hereto as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a)    Authorization of Transaction. Such TRA Party has all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by such TRA Party of this Agreement and the performance by such TRA Party of this Agreement and the consummation by such TRA Party of the transactions contemplated hereby have been duly and validly authorized by all necessary action (corporate or otherwise) on the part of such TRA Party. This Agreement has been duly and validly executed and delivered by such TRA Party and constitutes a valid and binding obligation of such TRA Party and each other person entitled to payment under the TRA, enforceable against such TRA Party and each other person entitled to payment under the TRA in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally. The TRA Parties who are party to this Agreement collectively constitute “the TRA Parties who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties” within the meaning of Section 7.6(b) of the TRA.

(b)    Non-contravention. Neither the execution and delivery by such TRA Party of this Agreement, nor the consummation by such TRA Party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such TRA Party, (ii) require on the part of such TRA Party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such TRA Party or any of its properties or assets.

(c)    No Additional Representations. Such TRA Party acknowledges that no person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Corporate Taxpayer furnished or made available to such TRA Party and its representatives except as expressly set forth in this Agreement, the Merger Agreement or any Merger Support Agreement (as defined in the Merger Agreement).

ARTICLE VI

THIRD PARTY BENEFICIARY

Section 6.01.    Third Party Beneficiary. The parties agree that Parent is an express third party beneficiary of this Agreement and this Agreement is enforceable by Parent in all respects. None of the provisions of this Agreement may be amended, modified or otherwise adjusted, and this Agreement may not be terminated other than pursuant to Article III or waived in any respect by any party, in each case, without the prior written consent of Parent.

[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, the Corporate Taxpayer and each TRA Party have duly executed this Agreement as of the date first written above.

CORPORATE TAXPAYER:

VINE ENERGY INC.

By:	/s/ Eric D. Marsh
Name: Eric D. Marsh
Title: President and Chief Executive Officer

[Signature Page to Tax Receivable Agreement Amendment]

IN WITNESS WHEREOF, the Corporate Taxpayer and each TRA Party have duly executed this Agreement as of the date first written above.

TRA PARTIES:

BRIX INVESTMENT LLC

By: B&H Oil and Gas L.L.C.
Its: Managing Member

By:	/s/ Angelo Acconcia
Name: Angelo Acconcia
Title: President

BRIX INVESTMENT II LLC

By: Blackstone Capital Partners VI-Q (Pub) L.P.
Its: Managing Member

By:	/s/ Angelo Acconcia
Name: Angelo Acconcia
Title: Senior Managing Director

HARVEST INVESTMENT LLC

By: B&H Oil and Gas L.L.C.
Its: Managing Member

By:	/s/ Angelo Acconcia
Name: Angelo Acconcia
Title: President

HARVEST INVESTMENT II LLC

By: Blackstone Capital Partners VI-Q (Pub) L.P.
Its: Managing Member

By:	/s/ Angelo Acconcia
Name: Angelo Acconcia
Title: Senior Managing Director

VINE INVESTMENT LLC

By: Vine Oil & Gas Holdings LLC
Its: Managing Member

By:	/s/ Angelo Acconcia
Name: Angelo Acconcia
Title: President

[Signature Page to Tax Receivable Agreement Amendment]

VINE INVESTMENT II LLC

By: Blackstone Energy Partners Q (Pub) L.P.
Its: Managing Member

By:	/s/ Angelo Acconcia
Name: Angelo Acconcia
Title: Senior Managing Director

[Signature Page to Tax Receivable Agreement Amendment]